BLACKROCK FUNDSSM

BlackRock International Dividend Fund

(the “Fund”)

Supplement dated February 3, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated January 28, 2020

Effective February 1, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock International Dividend Fund — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock International Dividend Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Andrew Wheatley-Hubbard, CFA	2017	Managing Director of BlackRock, Inc.
Olivia Treharne, CFA	2020	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Andrew Wheatley-Hubbard, CFA, and Olivia Treharne, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information about the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Wheatley-Hubbard, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2020; Director of BlackRock, Inc. from 2016 to 2019; Vice President of BlackRock, Inc. from 2012 to 2015; Associate of BlackRock, Inc. from 2010 to 2011; Analyst of BlackRock, Inc. from 2007 to 2009.
Olivia Treharne, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2019; Vice President of Legal & General Investment Management from 2015 to 2019; Associate of Goldman Sachs from 2013 to 2014; Analyst of Goldman Sachs from 2010 to 2012.

Shareholders should retain this Supplement for future reference.

ALLPRO-ID-0220SUP